EXHIBIT 99.2
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                                 AMENDMENT NO. 1
                                       to
                                CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (the "Amendment") is made as of March 15, 1999 by and among SCHAWK, INC. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and in its capacity as contractual representative (the "Agent") under that certain Credit Agreement dated as of January 23, 1999 by and among the Borrower, the financial institutions party thereto and the Agent (the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

     WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendment to the Credit Agreement:

     1. Amendment to the Credit Agreement. Effective as of March 15, 1999 and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

          1.1 Section 5.1 of the Credit Agreement is hereby amended (i) to delete the phrase "(x) with respect to Loans in an amount up to $110,000,000 made hereunder to fund the Stock Acquisition pursuant to the Tender Offer, the Borrower has furnished to the Agent evidence reasonably satisfactory to the Agent that the total cash consideration paid for the Capital Stock of the Target and purchased by the Borrower and its Subsidiaries pursuant to the Tender Offer shall not exceed $110,000,000 in the aggregate; and (y) with respect to all other Loans and Letters of Credit" now appearing therein, and to substitute the following therefor: "with respect to all Loans other than Loans made hereunder to fund the Stock Acquisition pursuant to the Tender Offer"; and (ii) to delete paragraph (11) thereof in its entirety and to renumber the remaining paragraphs accordingly.



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     2.   Conditions of Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Agent shall have received the following documents:

               (a) duly executed originals of this Amendment from each of the Borrower, the Lenders and the Agent.

     3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

               (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

               (b) Upon the effectiveness of this Amendment and after giving effect hereto, (i) the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment and (ii) no Default or Unmatured Default has occurred and is continuing.

     4.   Reference to the Effect on the Credit Agreement.

               (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement or in any other Loan Document (including any reference therein to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


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     7.   Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                     SCHAWK, INC., as Borrower

                                     By:/s/ James J. Patterson
                                        ----------------------------------------
                                             Name: James J. Patterson
                                             Title: Sr. Vice President & CFO

                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Agent, as Swing Line Lender, or Issuing
                                     Bank as Alternate Currency Bank and as a Lender

                                     By: /s/ Richard T. Bedell
                                         ---------------------------------------
                                             Name: Richard T. Bedell
                                             Title: Vice President


                                               Signature Page to Amendment No. 1

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